UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2016

LIVE OAK BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

North Carolina	001-37497	26-4596286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1741 Tiburon Drive, Wilmington, NC		28403
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (910) 790-5867

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.
(a)    The 2016 Annual Meeting of Shareholders (the "Annual Meeting") of Live Oak Bancshares, Inc. (the "Company") was held on May 24, 2016. On March 28, 2016, the record date for the Annual Meeting, 29,459,243 shares of the Company’s voting common stock were issued and outstanding, of which 27,820,958 were present for purposes of establishing a quorom.
(b)    Shareholders voted on the following matters at the Annual Meeting:

(1)
Shareholders elected William H. Cameron, Diane B. Glossman, Glen F. Hoffsis, Donald W. Jackson, Howard K. Landis III, David G. Lucht, James S. Mahan III, Miltom E. Petty, Jerald L. Pullins, Neil L. Underwood and William L. Williams III to the Board of Directors for terms of one year;

(2)
Shareholders approved an amendment and restatement of the Company’s 2015 Omnibus Stock Incentive Plan to increase the number of shares of voting common stock issuable under such plan and provide for performance-based awards of restricted stock and restricted stock units that comply with Internal Revenue Code Section 162(m);

(3)	Shareholders ratified Dixon Hughes Goodman LLP as the Company’s independent auditors for 2016; and

(4)
Shareholders approved a proposal to adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the Annual Meeting to approve the matters to be considered by shareholders at the Annual Meeting.

A copy of the amendment and restatement of the Company's 2015 Omnibus Stock Incentive Plan, as approved by the shareholders at the Annual Meeting, is filed as Exhibit 10.1 hereto.
Set forth below are the number of votes cast for or against each such matter as well as the number of abstentions and broker non-votes with respect to each such matter.

Item	For	Against	Withheld/ Abstain	Broker Non-Votes
Election of Directors
William H. Cameron	22,070,513	—	1,219,076	4,531,369
Diane B. Glossman	22,076,137	—	1,213,452	4,531,369
Glen F. Hoffsis	22,073,413	—	1,216,176	4,531,369
Donald W. Jackson	22,076,237	—	1,213,352	4,531,369
Howard K. Landis III	22,076,137	—	1,213,452	4,531,369
David G. Lucht	22,011,308	—	1,278,281	4,531,369
James S. Mahan III	22,056,419	—	1,233,170	4,531,369
Miltom E. Petty	22,076,137	—	1,213,452	4,531,369
Jerald L. Pullins	22,010,949	—	1,278,640	4,531,369
Neil L. Underwood	22,004,959	—	1,284,630	4,531,369
William L. Williams III	22,011,309	—	1,278,280	4,531,369
Amendment and Restatement of 2015 Omnibus Stock Incentive Plan	22,730,107	555,146	4,336	4,531,369
Ratification of the Selection of Dixon Hughes Goodman LLP as Independent Auditors of the Company for 2016	27,811,141	82	9,735	—
Proposal to Adjourn the Annual Meeting to a Later Date or Dates, If Necessary	27,461,149	308,825	50,984	—

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	2015 Omnibus Stock Incentive Plan as Amended and Restated Effective May 24, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE OAK BANCSHARES, INC.
	By:	/s/ S. Brett Caines
S. Brett Caines
Chief Financial Officer

Dated: May 26, 2016